Exhibit 99.1



SYNACOR

DRIVING GROWTH AND PROFITABILITY IN CLOUD-BASED SOFTWARE AND ADVERTISING

INVESTOR PRESENTATION ▪ OCTOBER 2018

Contains proprietary and confidential information owned by Synacor, Inc. © / 2018 Synacor, Inc.

SAFE HARBOR Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements concerning Synacor’s expected financial performance as well as Synacor’s strategic and operational plans. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company's results could differ materially from the results expressed or implied by the forward-looking statements the company makes. Synacor is under no obligation to, and expressly disclaims any such obligation to, update or alter forward-looking statements, whether as a result of new information, future events, or otherwise. The risks and uncertainties referred to above include - but are not limited to - risks associated with: execution of Synacor’s plans and strategies; the loss of a significant customer; the company’s ability to obtain new customers; expectations regarding consumer taste and user adoption of applications and solutions; developments in Internet browser software and search advertising technologies; developments in display advertising technologies and practices; general economic conditions; expectations regarding the company's ability to timely expand the breadth of services and products or introduction of new services and products; consolidation within the cable and telecommunications industries; changes in the competitive dynamics in the market for online search and display advertising; the risk that security measures could be breached and unauthorized access to subscriber data could be obtained; potential third party intellectual property infringement claims; and the price volatility of Synacor’s common stock. Further information on these and other factors that could affect the company's financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled Risk Factors in the company's most recent Form 10-K filed with the SEC. These documents are available on the SEC Filings section of the Investor Information section of the company's website at investor.synacor.com. 2SAFE HARBOR Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements concerning Synacor’s expected financial performance as well as Synacor’s strategic and operational plans. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company's results could differ materially from the results expressed or implied by the forward-looking statements the company makes. Synacor is under no obligation to, and expressly disclaims any such obligation to, update or alter forward-looking statements, whether as a result of new information, future events, or otherwise. The risks and uncertainties referred to above include - but are not limited to - risks associated with: execution of Synacor’s plans and strategies; the loss of a significant customer; the company’s ability to obtain new customers; expectations regarding consumer taste and user adoption of applications and solutions; developments in Internet browser software and search advertising technologies; developments in display advertising technologies and practices; general economic conditions; expectations regarding the company's ability to timely expand the breadth of services and products or introduction of new services and products; consolidation within the cable and telecommunications industries; changes in the competitive dynamics in the market for online search and display advertising; the risk that security measures could be breached and unauthorized access to subscriber data could be obtained; potential third party intellectual property infringement claims; and the price volatility of Synacor’s common stock. Further information on these and other factors that could affect the company's financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled Risk Factors in the company's most recent Form 10-K filed with the SEC. These documents are available on the SEC Filings section of the Investor Information section of the company's website at investor.synacor.com. 2

INVESTMENT HIGHLIGHTS Tech Platform with Multiple Profitable Growth Avenues HIGH-MARGIN TRACK RECORD OF FOCUS ON COST ADVERTISING BUSINESS RECURRING-REVENUE DOUBLE-DIGIT REVENUE REDUCTIONS TO IMPROVE DRIVES CUSTOMER VALUE SOFTWARE BUSINESS GROWTH FOR THREE PROFITABILITY AND REACH YEARS 3 3INVESTMENT HIGHLIGHTS Tech Platform with Multiple Profitable Growth Avenues HIGH-MARGIN TRACK RECORD OF FOCUS ON COST ADVERTISING BUSINESS RECURRING-REVENUE DOUBLE-DIGIT REVENUE REDUCTIONS TO IMPROVE DRIVES CUSTOMER VALUE SOFTWARE BUSINESS GROWTH FOR THREE PROFITABILITY AND REACH YEARS 3 3

SYNACOR BY THE NUMBERS: SOFTWARE BUSINESS DRIVING RECURRING REVENUE GROWTH

	Q2 '18 Recurring Revenue[3]	Q2 '18 Non-recurring Revenue	
Software[1]	$9M 12.9% YoY	$3.8M 17.2% YoY	= $12.8M Q2 Software Revenue
Advertising[2]	$2M 0% YoY	$21.1M 17.3% YoY	
	= $11M Q2 Recurring Revenue		

$35.9M Q2 Total

1: Includes licensed and cloud-based Zimbra email and Collaboration, and Identity Management; 2: Includes advanced portals, publisher advertising, and value-added services; 3: Includes public and private cloud-based revenue, Software-as-a-service, subscription licenses, and maintenance

TTM Revenue
(As of June 30, 2018)

$151.1M

Software Revenue = $47.8M
Advertising Revenue = $103.3M

Market Value
(As of September 25, 2018)

Market Cap = $66.8M
Enterprise Value = $51.8M
Cash = $15.0M*

*As of June 30, 2018

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TWO GROWING SOURCES OF REVENUE SOFTWARE ADVERTISING Software-as-a-Service, Service Revenue, Search and Advertising, Subscription and Perpetual Licensing Value-added Sales and Services Email/Collaboration Identity Management Advanced Portal Advertising Solutions for Platform Platform Experiences Publishers 5TWO GROWING SOURCES OF REVENUE SOFTWARE ADVERTISING Software-as-a-Service, Service Revenue, Search and Advertising, Subscription and Perpetual Licensing Value-added Sales and Services Email/Collaboration Identity Management Advanced Portal Advertising Solutions for Platform Platform Experiences Publishers 5

PROVEN TRACK RECORD OF STRONG GROWTH ANNUAL REVENUE $151.1* $ MILLIONS $140.0 $127.4 $110.2 2015 2016 2017 TTM *Trailing 12 months (TTM) calculated as of June 30, 2018. 6PROVEN TRACK RECORD OF STRONG GROWTH ANNUAL REVENUE $151.1* $ MILLIONS $140.0 $127.4 $110.2 2015 2016 2017 TTM *Trailing 12 months (TTM) calculated as of June 30, 2018. 6

COST REDUCTIONS DRIVING IMPROVED Total Expected PROFITABILITY Annualized Savings • Q1 2018 cost reductions: $4M annualized savings • Closing of Toronto office $8M • Headcount and contractor reductions Adjusted EBITDA • Data center consolidation (process underway; (2017) savings in 2019 and 2020) $2.3M • Q2 2018 cost reductions: $4M annualized savings • Closing of San Francisco office Adjusted EBITDA TTM (as of June 30, 2018) • 30 additional positions eliminated • Committed to balancing profitability with disciplined $7.2M investments in revenue growth 7 7COST REDUCTIONS DRIVING IMPROVED Total Expected PROFITABILITY Annualized Savings • Q1 2018 cost reductions: $4M annualized savings • Closing of Toronto office $8M • Headcount and contractor reductions Adjusted EBITDA • Data center consolidation (process underway; (2017) savings in 2019 and 2020) $2.3M • Q2 2018 cost reductions: $4M annualized savings • Closing of San Francisco office Adjusted EBITDA TTM (as of June 30, 2018) • 30 additional positions eliminated • Committed to balancing profitability with disciplined $7.2M investments in revenue growth 7 7

ENGAGING TECH PLATFORM ADVERTISING SOFTWARE EMAIL & IDENTITY MANAGEMENT ADVANCED PORTAL ADVERTISING SOLUTIONS FOR COLLABORATION PLATFORM PLATFORM EXPERIENCES PUBLISHERS 8ENGAGING TECH PLATFORM ADVERTISING SOFTWARE EMAIL & IDENTITY MANAGEMENT ADVANCED PORTAL ADVERTISING SOLUTIONS FOR COLLABORATION PLATFORM PLATFORM EXPERIENCES PUBLISHERS 8

SOFTWARE OPPORTUNITY

- Value Proposition includes open-source software, competitive pricing, security and privacy, local partner networks, and scalability
- Continue to drive innovation, e.g. Blockchain-enabled secure email; persistent authentication
- Grow partner community and accelerate email customer growth
- Grow penetration of ID Management among video operator and content provider customers
- Extend ID Management into new verticals and geographies

Worldwide Business Email

2017-2020, CAGR

User Growth	User Growth
⬆19%	⬆4%

Identity as a Service

Revenue Growth 2017-2022, CAGR

⬆37%

Synacor Q2 Software Revenue

$12.8M ⬆14%

Software Customer Q2 Acquisition & Retention

$ Retention Rate

>100%

New Customers Booked	Total Customers
110	4,300

Source: Radicati Group; Technavio, September 2017-22

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ZIMBRA X ON BLOCKCHAIN Blockchain Industry Revenue 2022, $B • Blockchain is a decentralized, incorruptible digital ledger. Many analysts believe the Blockchain technology market could grow to over $7B $7B+ • Significant optionality for Synacor in nascent Blockchain market through Zimbra X, which was built from the ground up to be a container-based, cloud- native product that can powerfully leverage Blockchain technology • Zimbra X is the first Enterprise Decentralized App powered by EOSIO, a leading Blockchain platform • Zimbra X Beta powered by EOSIO, which leverages Blockchain capabilities such as smart contracts and EOS Tokens – affirming Zimbra’s position as the collaboration choice for businesses on Blockchain Source: Market & Research; Zion Market Research 10 10ZIMBRA X ON BLOCKCHAIN Blockchain Industry Revenue 2022, $B • Blockchain is a decentralized, incorruptible digital ledger. Many analysts believe the Blockchain technology market could grow to over $7B $7B+ • Significant optionality for Synacor in nascent Blockchain market through Zimbra X, which was built from the ground up to be a container-based, cloud- native product that can powerfully leverage Blockchain technology • Zimbra X is the first Enterprise Decentralized App powered by EOSIO, a leading Blockchain platform • Zimbra X Beta powered by EOSIO, which leverages Blockchain capabilities such as smart contracts and EOS Tokens – affirming Zimbra’s position as the collaboration choice for businesses on Blockchain Source: Market & Research; Zion Market Research 10 10

SEARCH & ADVERTISING OPPORTUNITIES

- Value proposition includes white labeling, platform as a service, scalability, and innovative business model monetized through advertising
- Building user engagement by leveraging video, mobile and data
- Winning new portal customers
- Growing publisher reach and launching new ad products
- Portal services, including platform and user migration, product development and customization, site hosting and operations, and deep systems integration creates significant customer “stickiness”

Synacor Media
Ad Platform at Scale

35M+	200M	Hundreds
Households	Uniques	of Publishers

Digital Ad Spending
Revenue Growth 2017-2020, CAGR

↑ 14%

Source: eMarketer, growth for 2017 – 2020

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AT&T CONTRACT UPDATE • Synacor provides white-label portal and advertising services for the att.net platform as part of a three-year agreement: • 12-month migration away from former vendor • Innovative desktop and mobile portal services that drive user engagement • Sourcing rich Internet content from popular brands • Monetizing experiences through search and advertising • Current deal had been set to renew on March 28, 2019 • AT&T requested negotiations on new agreement and sent non-renewal notice on August 24, 2018 to avoid automatic renewal • Synacor and AT&T negotiations on new agreement currently underway 12 12AT&T CONTRACT UPDATE • Synacor provides white-label portal and advertising services for the att.net platform as part of a three-year agreement: • 12-month migration away from former vendor • Innovative desktop and mobile portal services that drive user engagement • Sourcing rich Internet content from popular brands • Monetizing experiences through search and advertising • Current deal had been set to renew on March 28, 2019 • AT&T requested negotiations on new agreement and sent non-renewal notice on August 24, 2018 to avoid automatic renewal • Synacor and AT&T negotiations on new agreement currently underway 12 12

ENVIABLE CUSTOMER REACH Over 100 Operator and Content Provider Customers, More than 4,000 Enterprise and Government Customers, Hundreds of Publisher Customers, Over 1,900 Channel Partners Operator and Content Provider Customers Enterprise Customers Command and Simulation Solutions Chile Indonesia Partners 13ENVIABLE CUSTOMER REACH Over 100 Operator and Content Provider Customers, More than 4,000 Enterprise and Government Customers, Hundreds of Publisher Customers, Over 1,900 Channel Partners Operator and Content Provider Customers Enterprise Customers Command and Simulation Solutions Chile Indonesia Partners 13

INVESTMENT HIGHLIGHTS Tech Platform with Multiple Profitable Growth Avenues HIGH-MARGIN TRACK RECORD OF FOCUS ON COST ADVERTISING BUSINESS RECURRING-REVENUE DOUBLE-DIGIT REVENUE REDUCTIONS TO IMPROVE DRIVES CUSTOMER VALUE SOFTWARE BUSINESS GROWTH FOR THREE PROFITABILITY AND REACH YEARS 14 14INVESTMENT HIGHLIGHTS Tech Platform with Multiple Profitable Growth Avenues HIGH-MARGIN TRACK RECORD OF FOCUS ON COST ADVERTISING BUSINESS RECURRING-REVENUE DOUBLE-DIGIT REVENUE REDUCTIONS TO IMPROVE DRIVES CUSTOMER VALUE SOFTWARE BUSINESS GROWTH FOR THREE PROFITABILITY AND REACH YEARS 14 14

THANK YOU 15THANK YOU 15

APPENDIX 16APPENDIX 16

ADJUSTED EBITDA RECONCILIATION

	2016					2017					2018	
	Q1	Q2	Q3	Q4	FY'16	Q1	Q2	Q3	Q4	FY'17	Q1	Q2
Revenue	**$ 30,260**	**$ 30,476**	**$ 31,721**	**$ 34,916**	**$127,373**	**$ 26,540**	**$31,216**	**$ 36,269**	**$ 46,002**	**$140,027**	**$32,915**	**$35,923**
Net (loss) / income	$(1,565)	$(2,757)	$(3,365)	$(3,053)	$(10,740)	$(6,656)	$(3,276)	$ 261	$ (106)	$ (9,777)	$(2,375)	$(2,584)
Provision for income taxes	144	260	379	436	1,219	446	309	244	101	1,100	20	293
Interest expense	68	84	75	91	318	87	114	127	105	433	97	88
Gain on sale of investment	—	—	—	—	—	—	—	(1,902)	(85)	(1,987)	—	---
Other expense	(2)	(242)	38	248	42	(6)	(67)	(99)	174	2	(119)	133
Depreciation and amortization	2,098	2,270	2,414	2,453	9,235	2,184	2,224	2,596	2,816	9,820	2,435	2,444
Capitalized software impairment	—	—	—	334	334	—	256	—	—	256	—	---
Stock-based compensation expense	737	687	680	667	2,771	647	676	605	562	2,490	553	537
Restructuring costs	—	—	—	—	—	—	—	—	—	—	—	268
Adjusted EBITDA	**$ 1,480**	**$ 302**	**$ 221**	**$ 1,176**	**$ 3,179**	**$(3,298)**	**$ 236**	**$ 1,832**	**$ 3,567**	**$ 2,337**	**$ 611**	**$1,179**

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